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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of Wolohan Lumber Co. (the "Issuer").

         I, James L. Wolohan, President and Chief Executive Officer of the Issuer, certify that:


         (i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition, results of operations and cash flows of the Issuer.

Dated: March 26, 2003
                                          James L. Wolohan
                                          -------------------------------------
                                          James L. Wolohan
                                          President and Chief Executive Officer